UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET INCOME FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 93.0%
CONSUMER DISCRETIONARY - 8.7%
Automobiles - 0.8%
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$630,984
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	512,434

Total Automobiles				1,143,418

Hotels, Restaurants & Leisure - 0.6%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	100,000	103,000	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	500,000	492,500	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	290,000	279,850	(a)

Total Hotels, Restaurants & Leisure				875,350

Household Durables - 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	690,000	689,138
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	90,000	100,575

Total Household Durables				789,713

Media - 6.0%
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	674,308
21st Century Fox America Inc., Senior Notes	7.750%	12/1/45	130,000	185,760
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,211,775
Comcast Corp., Notes	6.450%	3/15/37	220,000	281,169
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	214,379
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	510,000
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	170,890
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	868,580
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	605,623
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	818,838
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	149,895
UBM PLC, Notes	5.750%	11/3/20	570,000	616,299	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,032,500	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	916,388
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	162,971

Total Media				8,419,375

Specialty Retail - 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	166,800
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	830,201

Total Specialty Retail				997,001

TOTAL CONSUMER DISCRETIONARY				12,224,857

CONSUMER STAPLES - 3.8%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	293,329
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	78,100
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	398,602	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	739,329	(a)

Total Beverages				1,509,360

Food Products - 0.1%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	209,091

Tobacco - 2.6%
Altria Group Inc., Senior Notes	9.950%	11/10/38	680,000	1,124,354
Altria Group Inc., Senior Notes	10.200%	2/6/39	230,000	387,539
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	330,000	403,692
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	366,947
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	393,451

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - (continued)
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	$260,000	$261,052
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	684,723

Total Tobacco				3,621,758

TOTAL CONSUMER STAPLES				5,340,209

ENERGY - 16.3%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	448,982

Oil, Gas & Consumable Fuels - 16.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	629,761
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	117,612
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	224,043
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	84,710
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	96,206
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,060,371
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	364,714
Devon Energy Corp., Senior Notes	5.600%	7/15/41	310,000	345,588
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	530,965
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	178,200
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,420,000
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	155,470
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	278,125
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	385,932
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	606,569
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,601,865
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	357,109
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,359,056
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	323,659	(b)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	300,000	280,875	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	179,500	(a)
Marathon Petroleum Corp., Senior Notes	3.625%	9/15/24	340,000	332,812
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	605,250	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	350,000	362,250	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	449,703
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	158,229
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	3,057,918
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	140,000	141,849
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000	302,579
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	948,881
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	525,000	539,175
Petroleos Mexicanos, Notes	6.375%	1/23/45	380,000	429,704	(a)
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	189,603
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	267,000	303,045
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	327,796
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	490,000	502,948	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	339,178
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	435,721
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	54,502
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	672,705
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	44,539
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	774,086

Total Oil, Gas & Consumable Fuels				22,552,803

TOTAL ENERGY				23,001,785

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FINANCIALS - 38.2%
Banks - 19.6%
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	$590,000	$586,128	(c)(d)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	76,401
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	84,564
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	33,876
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	383,427
Bank of America Corp., Senior Notes	4.875%	4/1/44	840,000	870,971
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	326,357	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	422,510	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	200,000	198,500
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	280,000	276,528	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	199,938	(c)(d)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	120,223
Citigroup Inc., Senior Notes	6.010%	1/15/15	142,000	144,238
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,599,958
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	666,825
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	289,253
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	816,757
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	630,611
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	453,487
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	708,000	936,330	(a)(c)(d)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	639,358
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	450,000	510,973
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	648,200	(a)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,388,812	(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,430,000	1,428,212	(c)(d)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	410,000	435,279
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	660,909	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,266,874	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	250,000	243,584	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	390,525	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	255,775	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	290,000	286,955	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	802,591
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	487,583
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	880,000	896,121	(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,591,200	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	580,000
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	171,615
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	328,116
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,066,453
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	366,919
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	551,455
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	960,000	878,400	(a)(c)(d)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	433,280	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/14	1,190,000	1,152,812	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	370,000	376,937	(c)(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	469,658
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	133,575

Total Banks				27,559,053

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 5.7%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	$1,170,000	$1,131,975	(a)(c)(d)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	300,610
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	565,387
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	690,397
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	764,024
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	620,000	644,030	(a)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	337,469
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,096,463
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	366,286
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,216,142
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	114,522
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	112,505
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	112,368
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	230,000	240,536
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	394,997

Total Capital Markets				8,087,711

Consumer Finance - 2.5%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	228,135
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	394,975	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	262,537
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,523,963
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	900,550
SLM Corp., Senior Notes	6.125%	3/25/24	290,000	282,750

Total Consumer Finance				3,592,910

Diversified Financial Services - 6.3%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	20,000	21,196
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	247,499	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	503,573
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	646,500	(c)(d)
General Electric Capital Corp., Notes	5.300%	2/11/21	480,000	540,982
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	440,000	592,190
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	750,000	811,875	(c)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.840%	12/21/65	470,000	442,975	(a)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	774,200	(a)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	211,850
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	533,450
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	139,295
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	224,437
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	787,500	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	760,000	856,788
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,540,800	(a)(c)

Total Diversified Financial Services				8,875,110

Insurance - 3.7%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	400,000	420,015	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	526,800	(c)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	63,000
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	89,589
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	107,074
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	269,000
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	203,502
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	199,025	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	223,487	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	604,764	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,282,250

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - (continued)
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	$340,000	$410,125	(c)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	319,452	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	515,322	(a)

Total Insurance				5,233,405

Real Estate Investment Trusts (REITs) - 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	134,225

Real Estate Management & Development - 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	368,218

TOTAL FINANCIALS				53,850,632

HEALTH CARE - 1.2%
Biotechnology - 0.4%
Amgen Inc., Senior Notes	5.150%	11/15/41	420,000	443,296
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	70,294

Total Biotechnology				513,590

Health Care Providers & Services - 0.7%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	279,735
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	29,280
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	239,481
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	115,852
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	34,804
WellPoint Inc., Notes	5.875%	6/15/17	290,000	322,349

Total Health Care Providers & Services				1,021,501

Pharmaceuticals - 0.1%
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	160,879

TOTAL HEALTH CARE				1,695,970

INDUSTRIALS - 5.9%
Aerospace & Defense - 1.1%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	795,000
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	553,485
Textron Inc., Senior Notes	4.300%	3/1/24	250,000	257,881

Total Aerospace & Defense				1,606,366

Airlines - 1.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	291,802	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	300,252	309,259	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	85,199	99,470
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	190,103	222,421
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	106,288	117,853
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	75,549	85,370
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	137,744	152,896
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	152,770	162,700
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	148,400
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	176,152	206,538
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	136,432	154,509
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	333,756	373,806

Total Airlines				2,325,024

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 1.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	$130,000	$147,951
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	373,912
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	585,000	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	356,384

Total Commercial Services & Supplies				1,463,247

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	232,863

Machinery - 0.8%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	228,413
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	930,709

Total Machinery				1,159,122

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	286,000	286,715

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	460,000	484,356

Trading Companies & Distributors - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	760,000	737,200	(a)

TOTAL INDUSTRIALS				8,294,893

INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment, Instruments & Components - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	290,000	297,250

IT Services - 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	519,834

Semiconductors & Semiconductor Equipment - 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	125,456

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	335,778

TOTAL INFORMATION TECHNOLOGY				1,278,318

MATERIALS - 5.9%
Chemicals - 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,054,182
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	160,277
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	100,000	102,062

Total Chemicals				1,316,521

Containers & Packaging - 0.2%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	230,000	246,273

Metals & Mining - 4.4%
Alcoa Inc., Senior Notes	5.125%	10/1/24	320,000	320,416
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	790,000	759,107
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	109,703
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	220,000	182,600
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	470,000	358,375
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	120,000	122,355
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	845,184
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	164,261
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	444,084
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	147,875

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - (continued)
Vale Overseas Ltd., Notes	6.875%	11/21/36	$1,148,000	$1,294,370
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	310,000	323,594	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	350,000	353,500	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	507,930	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	280,000	278,731	(a)

Total Metals & Mining				6,212,085

Paper & Forest Products - 0.4%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	197,250
Georgia-Pacific Corp., Senior Bonds	7.375%	12/1/25	250,000	324,875

Total Paper & Forest Products				522,125

TOTAL MATERIALS				8,297,004

TELECOMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 7.2%
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	325,902
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	518,191
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	170,952
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	716,250
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	275,920
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	997,938
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	360,000	406,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	450,000	441,000	(a)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	233,882
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	76,004
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	330,000	317,034	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	750,000	806,250
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,982,190
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,476,000	1,844,103
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,059,000	1,064,027	(a)

Total Diversified Telecommunication Services				10,176,443

Wireless Telecommunication Services - 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	989,757
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	346,913
Sprint Corp., Senior Notes	7.875%	9/15/23	300,000	318,000	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	311,663

Total Wireless Telecommunication Services				1,966,333

TOTAL TELECOMMUNICATION SERVICES				12,142,776

UTILITIES - 3.5%
Electric Utilities - 2.1%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	222,283
Enersis SA, Notes	7.400%	12/1/16	452,000	506,234
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	981,214
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	172,566
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	466,000	479,888
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	639,153

Total Electric Utilities				3,001,338

Gas Utilities - 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	187,671	(a)

Multi-Utilities - 1.3%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,196,008
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	314,591

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Multi-Utilities - (continued)
DTE Energy Co., Senior Notes	6.350%	6/1/16	$260,000	$282,255

Total Multi-Utilities				1,792,854

TOTAL UTILITIES				4,981,863

TOTAL CORPORATE BONDS & NOTES (Cost - $118,053,373)				131,108,307

ASSET-BACKED SECURITIES - 1.2%
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.695%	12/25/34	514,490	487,656	(c)
Dryden Senior Loan Fund, 2014-31A C	3.084%	4/18/26	250,000	243,747	(a)(c)
Madison Park Funding Ltd., 2013-11A C	2.983%	10/23/25	250,000	242,441	(a)(c)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.800%	2/25/35	230,429	227,884	(c)
SLM Student Loan Trust, 2011-A A3	2.654%	1/15/43	330,000	351,694	(a)(c)
Whitehorse Ltd., 2013-1A A3L	3.235%	11/24/25	200,000	195,866	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,709,628)				1,749,288

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Thornburg Mortgage Securities Trust, 2007-4 3A1 (Cost - $99,295)	6.036%	9/25/37	100,560	104,466	(c)

MUNICIPAL BONDS - 0.5%
Alabama - 0.2%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	190,000	212,847

California - 0.1%
University of California Revenue	4.062%	5/15/33	150,000	150,524

Illinois - 0.2%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	10,000	11,951
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	338,337

Total Illinois				350,288

TOTAL MUNICIPAL BONDS (Cost - $696,974)				713,659

SOVEREIGN BONDS - 1.6%
Canada - 0.7%
Quebec Province, Notes	7.970%	7/22/36	650,000	992,163

Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	490,000	539,000

Mexico - 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	29,775

Russia - 0.2%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	36,990	41,438	(b)
Russian Foreign Bond - Eurobond, Senior Bonds	5.875%	9/16/43	200,000	204,000	(a)

Total Russia				245,438

Turkey - 0.3%
Republic of Turkey, Notes	4.875%	4/16/43	420,000	378,840

TOTAL SOVEREIGN BONDS (Cost - $1,851,513)				2,185,216

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 1.8%
FINANCIALS - 1.8%
Banks - 0.0%
U.S. Bancorp	5.150%	2,117	$47,717

Capital Markets - 0.2%
State Street Corp.	5.900%	10,107	259,244	(c)

Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%	67,500	1,796,175	(c)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%	15,253	410,611	(c)

TOTAL PREFERRED STOCKS (Cost - $2,316,851)			2,513,747

TOTAL INVESTMENTS - 98.2% (Cost - $124,727,634#)			138,374,683
Other Assets in Excess of Liabilities - 1.8%			2,539,337

TOTAL NET ASSETS - 100.0%			$140,914,020

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$131,108,307	—	$131,108,307
Asset-backed securities	—	1,749,288	—	1,749,288
Collateralized mortgage obligations	—	104,466	—	104,466
Municipal bonds	—	713,659	—	713,659
Sovereign bonds	—	2,185,216	—	2,185,216
Preferred stocks	$2,513,747	—	—	2,513,747

Total investments	$2,513,747	$135,860,936	—	$138,374,683

Other financial instruments:
Futures contracts	$113,881	—	—	$113,881

Total	$2,627,628	$135,860,936	—	$138,488,564

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$40,063	—	—	$40,063

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,138,033
Gross unrealized depreciation	(490,984)

Net unrealized appreciation	$13,647,049

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	12/14	$3,725,243	$3,720,344	$(4,899)
U.S. Treasury 5-Year Notes	149	12/14	17,655,578	17,620,414	(35,164)
U.S. Treasury Ultra Long-Term Bonds	3	12/14	457,260	457,500	240

					(39,823)

Contracts to Sell:
U.S. Treasury 10-Year Notes	32	12/14	3,998,185	3,988,500	9,685
U.S. Treasury Long-Term Bonds	158	12/14	21,893,144	21,789,188	103,956

					113,641

Net unrealized appreciation on open futures contracts					$73,818

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$113,881	$(40,063)	$73,818

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$20,931,215
Futures contracts (to sell)	25,734,661

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 20, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 20, 2014